Exhibit 99.2

Callon Petroleum Company Second Quarter 2023
Supplemental Tables

Table of Contents:	Page:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Cash Flows	4
Operating Results	5
Commodity Derivatives	7
Non-GAAP Measures	7

Callon Petroleum Company
Consolidated Balance Sheets
(In thousands, except par and share amounts)

	June 30, 2023	December 31, 2022*
ASSETS
Current assets:
Cash and cash equivalents	$3,650	$3,395
Accounts receivable, net	164,708	237,128
Fair value of derivatives	14,960	21,332
Assets held for sale	606,614	—
Other current assets	37,975	35,783
Total current assets	827,907	297,638
Oil and natural gas properties, successful efforts accounting method:
Proved properties, net	4,216,641	4,851,529
Unproved properties	1,203,168	1,225,768
Total oil and natural gas properties, net	5,419,809	6,077,297
Other property and equipment, net	26,596	26,152
Deferred income taxes	198,534	—
Deferred financing costs	15,447	18,822
Other assets, net	77,265	68,560
Total assets	$6,565,558	$6,488,469
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$507,471	$536,233
Fair value of derivatives	1,506	16,197
Liabilities associated with assets held for sale	71,114	—
Other current liabilities	100,701	150,384
Total current liabilities	680,792	702,814
Long-term debt	2,268,116	2,241,295
Asset retirement obligations	36,235	53,892
Fair value of derivatives	1,941	13,415
Other long-term liabilities	35,802	51,272
Total liabilities	3,022,886	3,062,688
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value, 130,000,000 shares authorized; 61,888,356 and 61,621,518 shares outstanding, respectively	619	616
Capital in excess of par value	4,026,340	4,022,194
Accumulated deficit	(484,287)	(597,029)
Total stockholders’ equity	3,542,672	3,425,781
Total liabilities and stockholders’ equity	$6,565,558	$6,488,469

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended June 30, 2023.

Callon Petroleum Company
Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022*	2023	2022*
Operating Revenues:
Oil	$421,775	$619,812	$831,331	$1,173,061
Natural gas	14,423	64,913	38,009	108,889
Natural gas liquids	40,629	75,530	83,999	143,148
Sales of purchased oil and gas	85,456	153,365	168,990	265,740
Total operating revenues	562,283	913,620	1,122,329	1,690,838

Operating Expenses:
Lease operating	76,788	72,940	151,890	140,268
Production and ad valorem taxes	24,706	44,873	57,427	82,551
Gathering, transportation and processing	27,338	23,267	53,315	44,042
Exploration	1,882	2,410	4,114	4,295
Cost of purchased oil and gas	88,768	155,397	174,829	266,668
Depreciation, depletion and amortization	127,348	115,956	253,313	229,599
Impairment of oil and gas properties	406,898	—	406,898	—
General and administrative	29,768	20,175	57,566	47,232
Merger, integration and transaction	1,543	—	1,543	769
Total operating expenses	785,039	435,018	1,160,895	815,424
Income (Loss) From Operations	(222,756)	478,602	(38,566)	875,414

Other (Income) Expenses:
Interest expense	47,239	46,995	93,545	94,091
(Gain) loss on derivative contracts	(5,941)	81,648	(31,586)	439,948
Loss on extinguishment of debt	—	42,417	—	42,417
Other (income) expense	54	1,051	(6,360)	269
Total other (income) expense	41,352	172,111	55,599	576,725

Income (Loss) Before Income Taxes	(264,108)	306,491	(94,165)	298,689
Income tax benefit (expense)	156,212	(3,240)	206,907	(3,153)
Net Income (Loss)	($107,896)	$303,251	$112,742	$295,536

Net Income (Loss) Per Common Share:
Basic	($1.74)	$4.92	$1.83	$4.80
Diluted	($1.74)	$4.90	$1.82	$4.77

Weighted Average Common Shares Outstanding:
Basic	61,856	61,679	61,741	61,583
Diluted	61,856	61,909	61,939	61,956

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended June 30, 2023.

Callon Petroleum Company
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022*	2023	2022*
Cash flows from operating activities:
Net income (loss)	($107,896)	$303,251	$112,742	$295,536
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	127,348	115,956	253,313	229,599
Impairment of oil and gas properties	406,898	—	406,898	—
Amortization of non-cash debt related items, net	2,614	3,372	5,245	7,121
Deferred income tax benefit	(152,864)	—	(204,841)	—
(Gain) loss on derivative contracts	(5,941)	81,648	(31,586)	439,948
Cash received (paid) for commodity derivative settlements, net	13,025	(186,397)	12,246	(287,922)
Loss on extinguishment of debt	—	42,417	—	42,417
Non-cash expense (benefit) related to share-based awards	3,688	(3,357)	5,569	2,686
Other, net	1,776	2,306	592	5,200
Changes in current assets and liabilities:
Accounts receivable	18,552	(14,072)	42,571	(123,902)
Other current assets	(4,986)	(3,317)	(6,604)	(7,497)
Accounts payable and accrued liabilities	(22,692)	(5,722)	(68,710)	(19,280)
Net cash provided by operating activities	279,522	336,085	527,435	583,906
Cash flows from investing activities:
Capital expenditures	(293,697)	(176,611)	(498,597)	(344,881)
Acquisition of oil and gas properties	(8,459)	(6,146)	(14,450)	(15,314)
Deposit for acquisition of oil and gas properties	(36,000)	—	(36,000)	—
Proceeds from sales of assets	59	106	2,113	4,590
Cash paid for settlement of contingent consideration arrangement	—	—	—	(19,171)
Other, net	(566)	5,074	(1,638)	8,709
Net cash used in investing activities	(338,663)	(177,577)	(548,572)	(366,067)
Cash flows from financing activities:
Borrowings on credit facility	855,000	1,051,000	1,524,500	1,724,000
Payments on credit facility	(792,300)	(984,000)	(1,499,500)	(1,730,000)
Issuance of 7.5% Senior Notes due 2030	—	600,000	—	600,000
Redemption of 6.125% Senior Notes due 2024	—	(467,287)	—	(467,287)
Redemption of 9.0% Second Lien Senior Secured Notes due 2025	—	(339,507)	—	(339,507)
Payment of deferred financing costs	(8)	(10,542)	(50)	(10,542)
Other, net	(3,271)	(6,222)	(3,558)	1,715
Net cash provided by (used in) financing activities	59,421	(156,558)	21,392	(221,621)
Net change in cash and cash equivalents	280	1,950	255	(3,782)
Balance, beginning of period	3,370	4,150	3,395	9,882
Balance, end of period	$3,650	$6,100	$3,650	$6,100

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended June 30, 2023.

Operating Results
The following table presents summary information for the periods indicated:

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Total production
Oil (MBbls)
Permian	4,671	4,275	4,290
Eagle Ford	1,066	1,139	1,299
Total oil	5,737	5,414	5,589

Natural gas (MMcf)
Permian	10,409	9,288	8,875
Eagle Ford	1,292	1,336	1,437
Total natural gas	11,701	10,624	10,312

NGLs (MBbls)
Permian	1,816	1,572	1,622
Eagle Ford	229	222	232
Total NGLs	2,045	1,794	1,854

Total production (MBoe)
Permian	8,222	7,395	7,391
Eagle Ford	1,510	1,584	1,771
Total barrels of oil equivalent	9,732	8,979	9,162

Total daily production (Boe/d)
Permian	90,359	82,165	81,216
Eagle Ford	16,589	17,603	19,469
Total barrels of oil equivalent	106,948	99,768	100,685
Oil as % of total daily production	59%	60%	61%

Average realized sales price (excluding impact of settled derivatives)
Oil (per Bbl)
Permian	$73.45	$75.55	$110.71
Eagle Ford	73.80	76.02	111.53
Total oil	$73.52	$75.65	$110.90

Natural gas (per Mcf)
Permian	$1.15	$2.07	$6.14
Eagle Ford	1.93	3.26	7.27
Total natural gas	$1.23	$2.22	$6.29

NGL (per Bbl)
Permian	$20.14	$24.56	$41.06
Eagle Ford	17.72	21.41	38.53
Total NGL	$19.87	$24.18	$40.74

Average realized sales price (per Boe)
Permian	$47.63	$51.50	$80.64
Eagle Ford	56.44	60.42	92.75
Total average realized sales price	$49.00	$53.07	$82.98

Average realized sales price (including impact of settled derivatives)
Oil (per Bbl)	$74.16	$76.26	$82.27
Natural gas (per Mcf)	2.08	3.04	3.91
NGLs (per Bbl)	19.87	24.18	40.74
Total average realized sales price (per Boe)	$50.40	$54.41	$62.84

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Revenues (in thousands)(a)
Oil
Permian	$343,106	$322,966	$474,936
Eagle Ford	78,669	86,590	144,876
Total oil	$421,775	$409,556	$619,812

Natural gas
Permian	$11,934	$19,230	$54,469
Eagle Ford	2,489	4,356	10,444
Total natural gas	$14,423	$23,586	$64,913

NGLs
Permian	$36,570	$38,616	$66,592
Eagle Ford	4,059	4,754	8,938
Total NGLs	$40,629	$43,370	$75,530

Total revenues
Permian	$391,610	$380,812	$595,997
Eagle Ford	85,217	95,700	164,258
Total revenues	$476,827	$476,512	$760,255

Additional per Boe data
Sales price (b)
Permian	$47.63	$51.50	$80.64
Eagle Ford	56.44	60.42	92.75
Total sales price	$49.00	$53.07	$82.98

Lease operating expense
Permian	$7.42	$7.87	$7.33
Eagle Ford	10.44	10.66	10.59
Total lease operating expense	$7.89	$8.36	$7.96

Production and ad valorem taxes
Permian	$2.40	$3.43	$4.66
Eagle Ford	3.29	4.62	5.89
Total production and ad valorem taxes	$2.54	$3.64	$4.90

Gathering, transportation and processing
Permian	$2.97	$3.07	$2.69
Eagle Ford	1.94	2.06	1.93
Total gathering, transportation and processing	$2.81	$2.89	$2.54

Operating margin
Permian	$34.84	$37.13	$65.96
Eagle Ford	40.77	43.08	74.34
Total operating margin	$35.76	$38.18	$67.58

Depletion, depreciation and amortization	$13.09	$14.03	$12.66
General and administrative	$3.06	$3.10	$2.20
Adjusted G&A
Cash component (c)	$2.68	$2.89	$2.57
Non-cash component	$0.42	$0.40	$0.47

(a)Excludes sales of oil and gas purchased from third parties.
(b)Excludes the impact of settled derivatives.
(c)Excludes the change in fair value and amortization of share-based incentive awards.

Commodity Derivatives

Three Months Ended
June 30, 2023
Gain on oil derivatives	($12,937)
Loss on natural gas derivatives	6,996
Gain on commodity derivative contracts	($5,941)

Three Months Ended
June 30, 2023
Cash received on oil derivatives	$1,268
Cash received on natural gas derivatives	11,757
Cash received for commodity derivative settlements, net	$13,025
Non-GAAP Financial Measures
Adjusted Income, Adjusted EBITDAX and Unhedged Adjusted EBITDAX. The following tables present and reconcile the Company’s adjusted income, adjusted EBITDAX and unhedged adjusted EBITDAX to net income (loss):

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
	(In thousands except per share data)
Net income (loss)	($107,896)	$220,638	$303,251
(Gain) loss on derivative contracts	(5,941)	(25,645)	81,648
Gain (loss) on commodity derivative settlements, net	13,663	12,012	(184,558)
Non-cash expense (benefit) related to share-based awards	3,688	1,881	(3,357)
Impairment of oil and gas properties	406,898	—	—
Merger, integration and transaction	1,543	—	—
Other (income) expense	54	(6,414)	1,051
Loss on extinguishment of debt	—	—	42,417
Tax effect on adjustments above (a)	(88,180)	3,815	13,188
Change in valuation allowance	(100,749)	(86,383)	(61,123)
Adjusted income	$123,080	$119,904	$192,517

Net income (loss) per diluted share	($1.74)	$3.57	$4.90
Adjusted income per diluted share	$1.99	$1.94	$3.11

Basic weighted average common shares outstanding	61,856	61,625	61,679
Diluted weighted average common shares outstanding (GAAP)	61,856	61,874	61,909
Effect of potentially dilutive instruments	55	—	—
Adjusted diluted weighted average common shares outstanding	61,911	61,874	61,909
(a)Calculated using the federal statutory rate of 21%.

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
	(In thousands)
Net income (loss)	($107,896)	$220,638	$303,251
(Gain) loss on derivative contracts	(5,941)	(25,645)	81,648
Gain (loss) on commodity derivative settlements, net	13,663	12,012	(184,558)
Non-cash expense (benefit) related to share-based awards	3,688	1,881	(3,357)
Impairment of oil and gas properties	406,898	—	—
Merger, integration and transaction	1,543	—	—
Other (income) expense	54	(6,414)	1,051
Income tax (benefit) expense	(156,212)	(50,695)	3,240
Interest expense	47,239	46,306	46,995
Depreciation, depletion and amortization	127,348	125,965	115,956
Exploration	1,882	2,232	2,410
Loss on extinguishment of debt	—	—	42,417
Adjusted EBITDAX	$332,266	$326,280	$409,053
Add: (Gain) loss on commodity derivative settlements, net	(13,663)	(12,012)	184,558
Unhedged adjusted EBITDAX	$318,603	$314,268	$593,611
Adjusted Free Cash Flow. The following table presents and reconciles the Company’s adjusted free cash flow to net cash provided by operating activities:

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
	(In thousands)
Net cash provided by operating activities	$279,522	$247,913	$336,085
Changes in working capital and other	11,188	18,869	29,007
Changes in accrued hedge settlements	638	12,791	1,839
Merger, integration and transaction	1,543	—	—
Cash flow from operations before net change in working capital	292,891	279,573	366,931

Capital expenditures	293,697	204,900	176,611
Increase (decrease) in accrued capital expenditures	(13,083)	67,460	65,110
Capital expenditures before accruals	280,614	272,360	241,721

Adjusted free cash flow	$12,277	$7,213	$125,210
Adjusted G&A. The following table reconciles G&A to Adjusted G&A - cash component (in thousands):

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
G&A	$29,768	$27,798	$20,175
Change in the fair value of liability share-based awards (non-cash)	393	1,744	7,680
Adjusted G&A – total	30,161	29,542	27,855
Equity settled, share-based compensation (non-cash)	(4,081)	(3,625)	(4,323)
Adjusted G&A – cash component	$26,080	$25,917	$23,532

Adjusted Total Revenue. The following table presents and reconciles adjusted total revenue to total operating revenues, which excludes revenue from sales of commodities purchased from a third-party:

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
	(In thousands)
Operating revenues
Oil	$421,775	$409,556	$619,812
Natural gas	14,423	23,586	64,913
NGLs	40,629	43,370	75,530
Total operating revenues	$476,827	$476,512	$760,255
Impact of settled derivatives	13,663	12,012	(184,558)
Adjusted total revenue	$490,490	$488,524	$575,697
Net Debt. The following table presents and reconciles the Company’s net debt to total debt:

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
	(In thousands)
Total debt	$2,268,116	$2,204,514	$2,241,295	$2,373,358	$2,516,337
Unamortized premiums, discount, and deferred loan costs, net	17,905	18,807	19,726	20,663	20,684
Adjusted total debt	$2,286,021	$2,223,321	$2,261,021	$2,394,021	$2,537,021
Less: Cash and cash equivalents	3,650	3,370	3,395	4,350	6,100
Net debt	$2,282,371	$2,219,951	$2,257,626	$2,389,671	$2,530,921

Non-GAAP Financial Measures
These supplemental tables present non-GAAP financial measures such as “adjusted free cash flow,” “adjusted EBITDAX,” “unhedged adjusted EBITDAX,” “adjusted income,” “adjusted income per diluted share,” “adjusted total revenue,” “adjusted G&A,” “adjusted G&A - cash component,” and “net debt.” These measures, detailed below, are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our filings with the U.S. Securities and Exchange Commission (the “SEC”) and posted on our website.
•Adjusted free cash flow is a supplemental non-GAAP measure that is defined by the Company as net cash provided by operating activities before net change in working capital, changes in accrued hedge settlements, merger, integration and transaction expense, and other income and expense less capital expenditures before increase (decrease) in accrued capital expenditures. We believe adjusted free cash flow provides useful information to investors because it is a comparable metric against other companies in the industry and is a widely accepted financial indicator of an oil and natural gas company’s ability to generate cash for the use of internally funding their capital development program and to service or incur debt. Adjusted free cash flow is not a measure of a company’s financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities, or as a measure of liquidity.
•Callon calculates adjusted EBITDAX as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of oil and gas properties, non-cash share-based compensation expense, exploration expense, merger, integration and transaction expense, (gain) loss on extinguishment of debt, and certain other expenses. Adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that adjusted EBITDAX provides useful information to investors because it provides additional information with respect to our performance or ability to meet our future debt service, capital expenditures and working capital requirements. Because adjusted EBITDAX excludes some, but not all, items that affect net income (loss) and may vary among companies, the adjusted EBITDAX presented above may not be comparable to similarly titled measures of other companies.
•Callon calculates unhedged adjusted EBITDAX as adjusted EBITDAX, as defined above, excluding the impact of net settled derivative instruments. Unhedged adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that unhedged adjusted EBITDAX provides useful information to investors because it provides additional information with respect to our performance without the impact of our settled derivative instruments. Because unhedged adjusted EBITDAX excludes some, but not all, items that affect net income (loss) and may vary among companies, the unhedged adjusted EBITDAX presented above may not be comparable to similarly titled measures of other companies.
•Adjusted income and adjusted income per diluted share are supplemental non-GAAP measures that Callon believes are useful to investors because they provide readers with a meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. These measures exclude the net of tax effects of these items and non-cash valuation adjustments, which are detailed in the reconciliation provided. Adjusted income and adjusted income per diluted share are not measures of financial performance under GAAP. Accordingly, neither should be considered as a substitute for net income (loss), operating income (loss), or other income data prepared in accordance with GAAP. However, the Company believes that adjusted income and adjusted income per diluted share provide additional information with respect to our performance. Because adjusted income and adjusted income per diluted share exclude some, but not all, items that affect net income (loss) and may vary among companies, the adjusted income and adjusted income per diluted share presented above may not be comparable to similarly titled measures of other companies.
•Callon believes that the non-GAAP measure of adjusted total revenue (which is revenue including the gain or loss from the settlement of derivative contracts) is useful to investors because it provides readers with a revenue value more comparable to other companies who engage in price risk management activities through the use of commodity derivative instruments and reflects the results of derivative settlements with expected cash flow impacts within total revenues.
•Adjusted G&A is a supplemental non-GAAP financial measure that excludes non-cash incentive share-based compensation valuation adjustments and adjusted G&A - cash component further excludes equity settled, share-based compensation expenses. Callon believes that the non-GAAP measure of adjusted G&A and adjusted G&A - cash component are useful to investors because they provide for greater comparability period-over-period. In addition, adjusted G&A - cash component provides a meaningful measure of our recurring G&A expense.

•Net debt is a supplemental non-GAAP measure that is defined by the Company as total debt excluding unamortized premiums, discount, and deferred loan costs, less cash and cash equivalents. Net debt should not be considered an alternative to, or more meaningful than, total debt, the most directly comparable GAAP measure. Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. We believe this metric is useful to analysts and investors in determining the Company’s leverage position since the Company has the ability to, and may decide to, use a portion of its cash and cash equivalents to reduce debt. This metric is sometimes presented as a ratio with Adjusted EBITDAX in order to provide investors with another means of evaluating the Company’s ability to service its existing debt obligations as well as any future increase in the amount of such obligations. This ratio is referred to by the Company as its leverage ratio.
•Adjusted diluted weighted average common shares outstanding is a non-GAAP financial measure which includes the effect of potentially dilutive instruments that, under certain circumstances described below, are excluded from diluted weighted average common shares outstanding, the most directly comparable GAAP financial measure. When a net loss exists, all potentially dilutive instruments are anti-dilutive to the net loss per common share and therefore excluded from the computation of diluted weighted average common shares outstanding. The effect of potentially dilutive instruments are included in the computation of adjusted diluted weighted average common shares outstanding for purposes of computing adjusted income per diluted share.